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                      MONTHLY SERVICERS CERTIFICATE
                      	SERVICER: NATIONSBANK, N.A.
                   	NATIONSBANK AUTO OWNER TRUST 1996-A

	Collection Period					                                        		February 1997
	Determination Date					                                             		3/10/97
	Deposit Date			                                                   				3/14/97
	Distribution Date						                                              	3/17/97
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	Pool Balance
	Pool Balance on the close of the last day of the preceding
                     Collection Period							                 1,621,719,760.54
	Less:	Collections and Liquidation Proceeds allocable to
                          Principal		         				               63,332,768.38
		Purchase Amount allocable to Principal						                            0.00
		Realized Losses						                                           2,133,744.28
                                                            ------------------
	Pool Balance on the close of the last day of the
                 Collection Period		           					          1,556,253,247.88
	Collections allocable to Principal received from
    Collection Period up to and including the Second
    Business Day immediately preceding the Current
           Determination Date							                             13,980,894.02
                                                            -------------------
	Pool Balance as of the Second Business Day immediately
        preceding the Current Determination Date 							      1,542,272,353.86
	Original Pool Balance							                                 2,136,187,667.91
	Pool Factor 				                                               			72.1974187%

	Portfolio Balances and Pool Factors						  Beginning                  	End
                                   						 	 of Period               	of Period
                                         ---------------           ------------
		Class A-1 Note Balance					             61,259,109.65                    -
		Class A-1 Pool Factor			               		   0.1040138              	0.0000000
		Class A-2 Note Balance				   	         744,000,000.00 	       739,036,685.95
		Class A-2 Pool Factor					                  1.0000000             	0.9933289
		Class A-3 Note Balance					            457,323,000.00 	       457,323,000.00
		Class A-3 Pool Factor			                  		1.0000000             	1.0000000
		Class A-4 Note Balance					            175,000,000.00         175,000,000.00
		Class A-4 Pool Factor                  					1.0000000             	1.0000000
		Class B-1 Certificate Balance					      96,129,000.00          96,129,000.00
		Class B-1 Pool Factor		                  			1.0000000             	1.0000000
		Class B-2 Certificate Balance					      74,783,667.91          74,783,667.91
		Class B-2 Pool Factor		                  			1.0000000             	1.0000000

		Weighted Average Coupon			                                    			10.3682000%
		Weighted Average Original Term			                                    			60.2
		Weighted Average Remaining Term	                                   					41.9


	Collections

	Interest:
		Collections and Liquidation Proceeds allocable to interest     13,537,392.07
		Recoveries						                                                   70,346.64
		Purchase Amount allocable to Interest						                             0.00
                                                               ---------------
			Total Interest Collections					                               13,607,738.71
		Advances for the related Distribution Date						                2,407,480.62
		Less:  Outstanding Advances to be reimbursed						              1,970,155.60
                                                              -----------------
			Available Interest					                                       14,045,063.73

	Principal:
		Collections and Liquidation Proceeds allocable to
           Principal (for the Collection Period)			              63,332,768.38
		Purchase Amount allocable to Principal  (for the Collection Period)					0.00
		Collections allocable to Principal received up to and
     including the Second Business Day immediately preceding
              the Current Determination Date	               					13,980,894.02
			Less:   Prior Month Collections allocable to Principal
           up to and including the Second Business Day
           immediately preceding the Current Determination Date		13,224,982.98
                                                                --------------
			Available Principal					                                      64,088,679.42

			Available Funds					                                          78,133,743.15
	Regular Principal (equals Available Principal plus
                           Realized Losses)							               66,222,423.70

	Required Distributable Amounts
	Reimbursement of Outstanding Advances on Defaulted Receivables					128,965.17
	Servicing Fee (inc. unpaid amount from prior periods)					     		1,351,433.13
	Noteholder Amounts
		Class A-1 Monthly Interest	                                  					294,860.51
		Class A-1 Interest Carryover Shortfall						                            0.00
                                                                 -------------
			Total 		                                                      			294,860.51

		Class A-2 Monthly Interest				                                		3,797,500.00
		Class A-2 Interest Carryover Shortfall			                            			0.00
                                                                --------------
			Total 	                                                    				3,797,500.00

		Class A-3 Monthly Interest			                                			2,429,528.44
		Class A-3 Interest Carryover Shortfall		                            				0.00
                                                                --------------
			Total                                                     					2,429,528.44

		Class A-4 Monthly Interest			                                  			966,145.83
		Class A-4 Interest Carryover Shortfall					                            	0.00
                                                                ---------------
			Total			                                                       		966,145.83

			Total Accrued Note Interest			                               		7,488,034.78

		Class A-1 Monthly Principal 		                             				61,259,109.65
		Class A-1 Principal Carryover Shortfall				                           		0.00
                                                             -----------------
			Total		                                                    			61,259,109.65

		Class A-2 Monthly Principal			                               			4,963,314.05
		Class A-2 Principal Carryover Shortfall 					                          	0.00
                                                                 --------------
			Total	                                                     				4,963,314.05

		Class A-3 Monthly Principal				                                       		0.00
		Class A-3 Principal Carryover Shortfall 					                          	0.00
                                                                --------------
			Total		                                                             			0.00

		Class A-4 Monthly Principal				                                       		0.00
		Class A-4 Principal Carryover Shortfall						                           0.00
                                                                  -------------
			Total	                                                             				0.00

			Total Noteholders' Principal Payment Amount				              	66,222,423.70

	Certificateholder Amounts
		Class B-1 Monthly Interest			                                  			540,725.63
		Class B-1 Interest Carryover Shortfall					                            	0.00
                                                                    ----------
			Total		                                                       			540,725.63

		Class B-2 Monthly Interest	                                  					428,448.10
		Class B-2 Interest Carryover Shortfall		                            				0.00
                                                                    ----------
			Total					                                                       428,448.10

			Total Accrued Certificate Interest			                          		969,173.73

		Class B-1 Monthly Principal				                                       		0.00
		Class B-1 Principal Carryover Shortfall 					                          	0.00
                                                                      --------
			Total			                                                             		0.00

		Class B-2 Monthly Principal			                                       			0.00
		Class B-2 Principal Carryover Shortfall 					                          	0.00
                                                                     ---------
			Total					                                                             0.00

			Total Certificateholders' Principal Distribution Amount		           			0.00

	Total required distributable amount						                      	76,160,030.51
	Less: Total Available Funds				                              			78,133,743.15
                                                             -----------------
	Net Available Funds   (Shortfall) Excess						                  	1,973,712.64
	Withdrawal from Reserve Account (If Shortfall)						                    	0.00
	Deposit to Reserve Account (If Excess)						                    	1,973,712.64

	Distributions
	Deposit to the Collection Account
		Available Interest				                                       		14,045,063.73
		Available Principal			                                      			64,088,679.42
		Withdrawal from Reserve Account						                                   0.00
		Less:  Amounts to be withheld by Servicer
			  a)   Reimbursement of Outstanding Advances on Defaulted
          Receivables			                                          		128,965.17
			  b)   Servicing Fee			                                      		1,351,433.13
                                                               ----------------
		Net Deposit to Collection Account					                        	76,653,344.85

	Deposit to Note Payment Account
		Class A-1 Interest Distribution			                             			294,860.51
		Class A-2 Interest Distribution					                           	3,797,500.00
 	Class A-3 Interest Distribution 					                          	2,429,528.44
		Class A-4 Interest Distribution		                             				966,145.83
		Class A-1 Principal Distribution					                         	61,259,109.65
		Class A-2 Principal Distribution					                          	4,963,314.05
		Class A-3 Principal Distribution					                                  	0.00
		Class A-4 Principal Distribution				                                  		0.00
                                                              -----------------
			Total Deposit to Note Payment Account				                    	73,710,458.48

	Deposit to Certificate Distribution Account
		Class B-1 Interest Distribution 		                            				540,725.63
		Class B-2 Interest Distribution 					                            	428,448.10
		Class B-1 Principal Distribution 					                                 	0.00
		Class B-2 Principal Distribution 						                                 0.00
                                                                --------------
			Total Deposit to Certificate Distribution Account				           	969,173.73

	Deposit to Reserve Account 					                               		1,973,712.64


	Specified Reserve Account Balance
	Greater of:
		(i) Sum of:
			(a) Percentage applicable times	                          			4.00%
			      Pool Balance as of the last day of the prior
         Collection Period less Principal collected up to
         and including the second Business Day preceding
         the most recent Determination Date				1,542,272,353.86 	61,690,894.15
			      and,				                             ------------------
			(b) Specified Interest Reserve Amount  (Three months interest		2,907,521.17
                                                                  ------------
       on the Certificates if Notes are Outstanding)		        			64,598,415.32
			       and
		(ii) Lesser of:
			(a) $26,702,346.                                         					26,702,346.00
			      and
			(b) Aggregate outstanding Note Principal Balance and
			      Aggregate sum of Certificate Balances				           	1,542,272,353.86

		Specified Reserve Account Balance					                        	64,598,415.32

	Reserve Account Reconciliation
		Beginning Balance  (Initial Balance is 2.5% of Original
                 Pool Balance)                             						67,247,312.27
		Deposit from Available Interest and Available Principal			   			1,973,712.64
		Investment Earnings						                                         254,583.62
		Less:
			Accrued and unpaid Servicing Fees			                                 		0.00
			Amounts to be distributed to Securityholders'				                     	0.00
                                                               ---------------
		Balance				                                                  		69,475,608.53
		Less: Withdrawal by holder of Contingent Payment Right
        of Excess of Reserve Account Balance Over Specified
        Reserve Account Balance						                             4,877,193.21
                                                                ---------------
		Ending Balance		                                           				64,598,415.32


		Interest Reserve Amount					                                   	2,907,521.17
		Available Reserve Amount		                                 				61,690,894.15




	Instructions to the Trustee

		Amount to be deposited from the Collection Account into
                  the Note Payment Account	                 					73,710,458.48

		Amount to be deposited from the Collection Account into
            the Certificate Distribution Account			              			969,173.73

		Amount to be deposited from the Collection Account into
                the Reserve Account			                         			1,973,712.64

		Amount to be deposited from the Reserve Account to the
   account of the holder of the Contingent Payment Right					    	4,877,193.21

		Amount to be deposited from the Reserve Account into the
                   Collection Account						                               0.00

	Net Loss and Delinquency Activity

	Realized Losses							                                           2,133,744.28
	Net Loss Ratio (annualized)
		For the current Collection Period						                                1.56%
		For the preceding Collection Period			                              			1.46%
		For the second preceding Collection Period					                       	1.13%
                                                                 -------------
	Average Net Loss Ratio (Specified Reserve Account Balance
          increases if greater than 1.50%)		                        					1.38%

	Delinquency Analysis
							                                         Number of           	Principal
                                          							 Loans	              Balance
                                             ---------------------------------
		   30 to 59 days past due 				                  	2308	         25,638,139.35
		   60 to 89 days past due 		                   			464          	5,431,148.20
		   90 or more days past due 	                 				577	          6,451,061.03
                                               ----------        -------------
			Total			                                       	3349         	37,520,348.58

	Collateral Repossessed and Held by the Trust
  (included in above Delinquency Amounts)			     			469	          5,262,968.71


	Delinquency Ratio including Repossessions
		For the current Collection Period	                                					0.76%
		For the preceding Collection Period				                              		0.84%
		For the second preceding Collection Period					                       	0.74%
                                                                  -------------
	Average Delinquency Ratio (Specified Reserve Account
     Balance increases if greater than 1.25%)                     							0.78%

	Loss and Delinquency Trigger Indicator                              							NO

	Equity Percentage		                                               					15.27%

	Repurchased Receivables						                                           	0.00
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